Investor Presentation May 2026

Forward-Looking Statements This presentation contains forward-looking statements (“FLS”) within the meaning of federal securities laws which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: safe and reliable operations; financial performance and forecasts; strategic priorities including identification of commercial optimization opportunities, ability to improve refining margin capture or pursue asset footprint expansion opportunities; ability to maintain a disciplined approach to capital allocation; plant capacity and reliability; access to crude oil and condensate fields with price advantages or at all, including ability to capitalize thereon; impact of new pipelines on our business and results; exposure to Brent-WTI; percentage ownership of CVR Partners common units and its general partner; our controlling shareholder’s intention regarding ownership of our common stock and CVR Partners common units and potential strategic transactions involving us or CVR Partners; investment profile; generation and return of cash; optionality of our crude oil sourcing and/or marketing network; storage capacity; liquid volume yields and production mix, including jet fuel; use of, access to (on a contracted basis or otherwise), space on and direction of pipelines we utilize; utilization rates and turnaround and other impacts thereon; crude oil slates, Canadian crude oil processing levels, capacities, optimization, and throughputs and factors impacting the same; benefits of our margin capture investments; opportunities created as a result of the conversion of the renewable diesel unit back to hydrocarbon processing and ability to revert to renewable diesel service; ability to repurpose assets, including rail, and the benefits thereof; impact of RFS on our business including, but not limited to, renewable volume obligations and potential reallocation thereof; RIN pricing and availability; small refinery exemptions (SREs) or other hardship relief to WRC or others; WRC’s full or partial grant or denial of hardship relief including the impact of EPA rulings and past, current or potential challenges thereto and the impact thereof on our financial position, operations and cash flow; efforts to preserve and strengthen our balance sheet and liquidity, reduce debt, return to targeted leverage levels and preserve cash; pursuit of acquisition and investment opportunities and the benefits thereof; timing and amount of our dividends/distributions, if any; capital, maintenance, growth and turnaround spending, timing, targets and benefits; unplanned downtime; adverse weather events; rack access; product sales outlets; the macro environment; U.S. refining capacity; gasoline and distillate supply and demand; domestic and global product inventories and factors impacting same including conflict in the Middle East; crack spreads; crude oil differentials (including our exposure thereto); availability, sufficiency or impact of government credit programs; our and third party nitrogen fertilizer plant capacity, production, yields, pricing, feedstocks (including types and costs thereof), inventories, utilization rates, sales, distribution areas and methods (including rail) and revenue; imports and exports including restrictions and actual and potential tariffs thereupon; corn and grain demand, planted acres, inventories and stocks, pricing, uses, cost, consumption, production, planting and yield, including the drivers thereof; ethanol demand; global and domestic nitrogen fertilizer market conditions, production, curtailments, supply, capacity, demand and consumption; farmer economics and cost structure; trade disputes, geopolitical impacts and global fertilizer plant disruptions, including their impacts on fertilizer supply and pricing; ability to minimize distribution costs and maximize fertilizer net back pricing; fertilizer logistics optionality and storage; sustainability of production; feedstock diversification and optimization at our Coffeyville fertilizer facility, including the economics thereof; natural gas pricing, including impacts thereof on fertilizer production; nitrogen fertilizer application rates; harvest timing; weather and soil conditions and impacts thereof on fertilizer application and pricing; fertilizer sale prepay levels; reserve levels; distributions (if any) from our 45Q JV; EBITDA and adjusted EBITDA; compliance with regulations; ability to minimize environmental impacts and create value; economic and social impacts of donations and contributions; and other matters. Please do not put undue reliance on FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to, those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission (“SEC”) by CVR Energy, Inc. or CVR Partners, LP. These FLS are made only as of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA and Adjusted EBITDA) are not presentations made in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Market and Industry Data The market and industry data included in this presentation is based on a variety of sources, including industry publications, government publications and other published sources, information from customers, distributors, suppliers, trade and business organizations and publicly available information (including reports and other information others file with the SEC, which we did not participate in preparing and as to which we make no representation), as well as our good faith estimates, which have been derived from management’s knowledge and experience. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain. Accordingly, investors should not place undue weight on the industry and market share data presented in or discussed during this presentation. 1

Company Overview 2 Petroleum Refining ▪ Two strategically located Mid-Continent (“Mid Con”) refineries close to Cushing, Oklahoma. ▪ Total nameplate crude oil capacity of 206,500; average complexity rating of 10.8. ▪ Complementary logistics assets and access to key pipelines provide a variety of advantaged crude oil supply options: 100% exposure to Brent – WTI crude differential. ▪ Historically high product yield vs. peers: 98% liquid volume yield and 93% yield of gasoline and distillate.(1) (1) Based on total throughputs; for the twelve months ended March 31, 2026. Nitrogen Fertilizer ▪ CVR Energy owns the general partner and 37% of the common units of CVR Partners, LP. ▪ Two strategically located nitrogen fertilizer facilities serving the Southern Plains and Corn Belt. ▪ Primarily engaged in the production of nitrogen fertilizers - ammonia and urea ammonium nitrate (UAN). ▪ Diverse feedstock exposure through petroleum coke (“pet coke”) and natural gas. CVR Energy (NYSE: CVI) is a diversified holding company, formed in 2006, primarily engaged in the petroleum refining and marketing industry and the fertilizer manufacturing industry through its interest in CVR Partners, LP (NYSE: UAN), a publicly traded limited partnership (“CVR Partners”). Strategic Priorities: ➢ Constant focus on the safe, reliable operations of our facilities ➢ Evaluate commercial optimization opportunities to improve margin capture in the Petroleum Segment ➢ Actively pursue opportunities to expand our asset footprint ➢ Maintain a disciplined approach to capital allocation

Petroleum Segment Overview 3 Competitively Positioned Mid-Con Refineries ▪ Nameplate crude oil capacity of 206,500 bpd across two refineries with an average complexity rating of 10.8. ▪ Located in Group 3 of PADD II. ▪ Significant crude oil sourcing optionality via proprietary pipeline and truck gathering systems, close proximity to major crude oil hub at Cushing, and contracted space on Keystone and Spearhead pipelines for Canadian crude oil deliveries. ▪ Multiple product sales outlets between refinery racks, ONEOK and NuStar pipeline systems and racks, and the bulk product market. ▪ Rail logistics assets at both refineries provide additional product marketing opportunities outside of Group 3. ▪ New refined product pipeline capacity scheduled to come online later in 2026 to provide additional outlet from Group 3 to Denver. (1) Based on crude oil throughputs for the twelve months ended March 31, 2026. (2) Based on production for the twelve months ended March 31, 2026. Nameplate Capacity (bpd) Avg. Utilization(1) Gasoline Distillate Other Liquids Other Coffeyville 132,000 92% 51% 43% 3% 3% Wynnewood 74,500 92% 53% 37% 10% 0% Consolidated 206,500 92% 52% 41% 5% 2% Crude Throughput Product Slate(2)

Key Operating Statistics - Petroleum 4 (1) Based on total throughputs for the twelve months ending March 31, 2026. (2) Based on total throughputs for the twelve months ending March 31, 2026. Other includes natural gasoline, isobutane, normal butane and gas oil. (3) Based on total production for the twelve months ended March 31, 2026. Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels. Total Throughputs(2) ~205,000 bpd Total Production(3) ~203,00 bpd Consistent History of High Refinery Utilization Rates • Five-year average utilization of 90% including turnarounds • 1Q 2025 and 2Q 2025 impacted by the large turnaround at Coffeyville Advantaged Crude Oil and Feedstock Slate • Over 60% of crude oil throughputs sourced locally via CVR’s proprietary gathering systems • Increased Canadian crude oil processed at Coffeyville to over 17,000 bpd in 1Q 2026; remainder sold at Cushing High Conversion Refineries Leveraged to Diesel • Historically high product yield – 98% liquid volume yield and 93% yield of gasoline and distillate(1)

Constructive Refining Macro Environment(1) 5 U.S. Gasoline and Distillate Days of Supply Continue to Trend in Line with ’21 – ’25 Average Levels Favorable Refining Macro Environment Driven by Reduced Domestic Supply and Stable Demand Trends • U.S. operable refining capacity has declined over 800,000 bpd since 2020 as refineries converted to renewable fuels production or shuttered due to poor economics. Additional closures have been announced for 2026. • Global net refining capacity additions are slowing, creating potential for global demand growth to exceed refining capacity growth in 2026. • Recent conflicts in the Middle East have led to declines in global stocks of crude oil and refined products, which has been supportive of crack spreads, particularly diesel and jet fuel cracks. YTD refined product exports from the US have increased 17% compared to the same period in 2025. • Mid-Continent Days of Supply for gasoline and distillate continues to trend better than the U.S. average. YTD 2026 vs YTD 2025 average Days of Supply: • Gasoline: Mid Con -11% vs. U.S. +1% • Distillate: Mid Con -19% vs. U.S. +1% • Multiple refined product pipeline systems under construction or under development could provide additional access to regions outside of the Mid Con, if completed. (1) Source: EIA

Focused on Capture Rate Improvements 6(1) Margin Capture = Adjusted Gross Margin per barrel / Group 3 2-1-1 Benchmark including RINs. Historical Group 3 2-1-1 and CVR Energy Margin Capture(1) ▪ Group 3 2-1-1 crack spreads improving in 2026 – April average of $39.80/bbl compared to 1Q 2026 average of $21.58/bbl, although prices for Renewable Identification Numbers (“RINs”) in 2026 have increased as well. ▪ CVR adjusted margin capture averaged 46% for FY 2025, down slightly from FY 2024 average of 48%, primarily due to the large turnaround at Coffeyville in 1H 2025 and higher RINs prices. ▪ Currently pursuing opportunities to sustainably improve margin capture at both refineries: ▪ Optimizing crude/feedstock slates and refined product marketing to generate the highest available netbacks. ▪ Reversion of the Renewable Diesel Unit (“RDU”) at Wynnewood back to hydrocarbon processing allowing for increased crude slate flexibility, while repurposing rail assets are providing additional product shipment optionality and feedstock security. ▪ Diligently pursue Small Refinery Exemptions (“SREs”) at Wynnewood: Margin capture would have improved by approximately 5% on average for 2021 – 2024 accounting for SREs granted in August 2025. ▪ Increasing jet fuel production at Coffeyville and pursuing more opportunities to rail product to other regions when arbs are supportive.

Capital Allocation Strategy Prioritize Sustaining Capital Investments Return Cash to Investors When Appropriate Pursue Accretive Acquisition and Investment Opportunities Maintain Strong Balance Sheet and Liquidity Disciplined Approach to Capital Allocation Maintaining safe, reliable operations is priority #1. Focusing on debt reduction in the near-term to return to targeted leverage levels while maintaining sufficient cash balances. Actively pursue opportunities to profitably grow our asset footprint and improve margin capture. Dividends and distributions are quarterly determination by the Boards - debt repayment progress, cash balances and free cash flow generation are among the key criteria evaluated. 7

Capital Expenditures and Turnarounds 8 ▪ Maintenance capex estimated at $80MM to $90MM. ▪ Growth capex estimated at $50MM to $55MM. ▪ Wynnewood Alky Project accounts for a significant portion of the expected 2026 growth capex spend. ▪ Currently evaluating additional low-cost/high-return opportunities aimed at increasing margin capture. ▪ No planned turnarounds in the Petroleum Segment in 2026. ▪ 2026 turnaround spending associated with pre-spending for planned turnarounds currently scheduled at Wynnewood in 2027 and Coffeyville in 2028. ▪ Currently exploring opportunities to optimize the future turnaround schedule at Coffeyville to better balance spending and increase overall throughput volumes over the turnaround cycle. Petroleum Segment estimated 2026 Capex of $130MM - $145MM 2026 Turnaround Spending of $15MM - $20MM

(1) Based on production for the twelve months ended March 31, 2026. (2) Coffeyville Facility carries out railcar distribution via the Union Pacific (“UP”) or Burlington Northern Santa Fe (“BNSF”) railroad lines. (3) East Dubuque Facility carries out railcar distribution via the Canadian National Railway Company. Nitrogen Fertilizer Segment Overview 9 Strategically Located Nitrogen Fertilizer Facilities ▪ Large geographic footprint serving the Southern Plains and Corn Belt regions. ▪ Well positioned to minimize distribution costs and maximize netback pricing. ▪ Rail loading rack at the Coffeyville facility provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points. ▪ Production sustainability due to storage capabilities at the plants and offsite locations. ▪ Location of the Coffeyville facility allows potential for diversification of feedstock to optimize the economics between natural gas and pet coke. Metric Coffeyville Facility East Dubuque Facility Current Ammonia / UAN Capacity 1,300 / 3,100 Tons per day 1,075 / 950 Tons per day TTM Ammonia / UAN Production Volumes(1) 2,096/ 3,181 Tons per day (Consolidated) Feedstock Pet Coke Natural Gas Distribution Methods Rail(2) & Truck Rail(3), Truck & Barge

Consolidated Feedstock Costs(1) (1) For the twelve months ended March 31, 2026. (2) Excludes freight and other. Key Operating Statistics – Nitrogen Fertilizer Key Operating Statistics – Nitrogen Fertilizer Consolidated Product Revenue(1)(2) 10 Consistent History of High Ammonia Utilization Rates • Five-year average utilization of 92% including turnarounds. • Turnarounds typically completed every 3 years – Coffeyville turnaround completed in 4Q 2025 and East Dubuque scheduled for 3Q 2026. Diversified Feedstock Slate • Coffeyville facility utilizes pet coke from the Coffeyville Refinery in addition to 3rd party sources, while the East Dubuque Facility uses natural gas as its primary feedstock. • Currently working on a detailed design and construction plan to allow the Coffeyville Facility to utilize natural gas as an alternative feedstock to 3rd party pet coke.

Recent Domestic Nitrogen Fertilizer Market Conditions Recent Domestic Nitrogen Fertilizer Market Conditions 11 Domestic Corn Stocks to Use Ratios and Corn Belt Nitrogen Fertilizer Pricing Trends(2) ▪ Strong demand for nitrogen fertilizers in the U.S. combined with domestic and global nitrogen fertilizer supply issues have led to elevated ammonia and UAN prices so far in 2026. ▪ U.S. Department of Agriculture (“USDA”) estimating approximately 95 million acres of corn to be planted in 2026, compared to 98.8 million acres in 2025. ▪ 2026 yield estimates of 183 bushels of corn per acre resulting in carryout inventory estimates in-line with the ten- year average. ▪ Geopolitical issues impacted fertilizer supply throughout 2025, particularly over the summer with nitrogen fertilizer plant disruptions in Egypt, Iran and Russia all driving tightness in available supplies. ▪ These supply issues, along with the large planting seasons in the U.S. and Brazil in 2025 led to tight inventories globally coming into 2026. Recent events in the Middle East have caused further disruptions to global supply, with roughly 30% of nitrogen fertilizers typically transiting through the Strait of Hormuz(1). ▪ Major global nitrogen capacity build cycle was largely complete by 2018, with limited new production capacity anticipated over the next few years. U.S. projects under construction are primarily targeting export markets. (1) Source: UN Trade and Development (2) Sources: USDA and Green Markets

Strong Demand for Corn in the U.S. Strong Demand for Corn in the U.S. (1) Source: USDA Economic Research Service and USDA WASDE. (2) Based on 2021 – 2025 average. 12 U.S. Domestic Corn Use(1) Historical Corn Pricing $4.74 ▪ Corn has a variety of uses and applications, including feed grains, ethanol for fuel, and feed, seed and industrial (FSI). ▪ Feed Grains: Approximately 96% of domestic feed grains are supplied by corn. Feed grains consume approximately 38% of the annual corn crop in the United States.(1)(2) ▪ Ethanol: Consumes approximately 36% of the annual corn crop in the United States.(1)(2) ▪ Corn production volumes are typically driven more by yield than acres planted. ▪ Nitrogen fertilizer is crucial for corn yield and is generally low on the cost curve for farmers.

Capital Expenditures and Turnaround Expenses 13 ▪ Maintenance capex estimated at $35MM - $45MM. ▪ Growth capex estimated at $25MM - $30MM. ▪ Growth capex projects planned for 2026 primarily focused on margin improvement and debottlenecking projects at both plants. ▪ Ammonia expansion and feedstock diversification project at the Coffeyville fertilizer facility, water quality upgrade projects at both facilities and diesel exhaust fluid (“DEF”) production and loadout capacity expansions. ▪ Majority of planned growth capex to be funded through reserves taken in 2023 through 2025. ▪ Coffeyville’s planned turnaround was completed in the fourth quarter of 2025 with a total cost of approximately $16MM. ▪ East Dubuque’s next planned turnaround is currently scheduled for the third quarter of 2026. 2026 Total Capex budget of $60MM - $75MM 2026 Turnaround expense estimated at $30MM - $35MM

APPENDIX

Mission and Values Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values are driven by our people, inform the way we do business each and every day and enhance our ability to accomplish our mission and related strategic objectives. Our mission is to be a top tier North American petroleum refining and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth. 15

16 Adjusted EBITDA represents EBITDA adjusted for certain significant noncash items and items that management believes are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends. Adjusted Refining Margin represents Refining Margin adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our underlying operational results of the period or that may obscure results and trends we deem useful. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels for the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin and Adjusted Refining Margin per Throughput Barrel represents Refining Margin and Adjusted Refining Margin divided by the total throughput barrels for the period, which is calculated as total throughput barrels per day times the number of days in the period. Note: Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document. Non-GAAP Financial Measures

Non-GAAP Financial Measures 17 ($ in Millions) CVR Energy, Inc. 2021 2022 2023 2024 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 TTM Net income (loss) 74$ 644$ 878$ 45$ 90$ (90)$ 401$ (116)$ (160)$ 35 Add: Interest expense and other financing costs, net of interest income 117 85 52 77 108 30 25 29 58 142 Add: Income tax expense (benefit) (8) 157 207 (26) (10) (42) 88 (7) (29) 10 Add: Depreciation and amortization 279 288 298 298 403 78 111 145 79 413 EBITDA 462$ 1,174$ 1,435$ 394$ 591$ (24)$ 625$ 51$ (52)$ 600$ Change in RFS obligation, unfavorable (favorable) 63 135 (284) (89) (262) 89 (471) 9 51 (322) Gain on marketable securities and sale of equity method investment (81) - - (24) - - - - - - Unrealized loss (gain) on derivatives, net (16) 5 (32) 22 (4) 2 8 (10) 158 158 Inventory valuation impacts, unfavorable (favorable) (127) (24) 45 14 66 32 18 39 (120) (31) Call Option Lawsuits settlement - 79 - - - - - - - - Other non-cash adjustments - - - - 2 - - 2 - 2 Adjusted EBITDA 301$ 1,369$ 1,164$ 317$ 393$ 99$ 180$ 91$ 37$ 407$

Non-GAAP Financial Measures 18 Petroleum Segment Refining Margin and Adjusted Refining Margin ($ in Millions) 2021 2022 2023 2024 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 TTM Net sales 6,721$ 9,919$ 8,287$ 6,920$ 6,426$ 1,561$ 1,739$ 1,649$ 1,803$ 6,752$ Less: Cost of materials and other (6,100) (8,488) (6,629) (6,236) (5,520) (1,526) (1,031) (1,482) (1,801) (5,840) Direct operating expenses (exclusive of depreciation and amortization) (369) (426) (406) (421) (415) (102) (113) (108) (118) (441) Depreciation and amortization (197) (182) (185) (174) (194) (48) (52) (52) (52) (204) Gross profit (loss) 55 823 1,067 89 297 (115) 543 7 (168) 267 Add: Direct operating expenses (exclusive of depreciation and amortization) 369 426 406 421 415 102 113 108 118 441 Depreciation and amortization 197 182 185 174 194 48 52 52 52 204 Refining margin 621 1,431 1,658 684 906 35 708 167 2 912 Adjustments: Inventory valuation impacts, unfavorable (favorable) (127) (22) 32 6 54 31 11 33 (120) (45) Unrealized loss (gain) on derivatives, net (16) 3 (30) 22 (4) 2 8 (10) 158 158 Change in RFS obligation, unfavorable (favorable) 63 135 (284) (89) (262) 89 (471) 9 51 (322) Adjusted refining margin 541$ 1,547$ 1,376$ 623$ 694$ 157$ 256$ 199$ 91$ 703$ Petroleum Segment Refining Margin and Adjusted Refining Margin per Throughput Barrel ($ in Millions) 2021 2022 2023 2024 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 TTM Refining margin 621$ 1,431$ 1,658$ 684$ 906$ 35$ 708$ 167$ 2$ 912$ Dividend by: total throughput barrels 76 75 76 72 66 16 20 20 19 75 Refining margin per total throughput barrel 8.14$ 19.09$ 21.82$ 9.53$ 13.64$ 2.21$ 35.65$ 8.35$ 0.12$ 12.18$ Adjusted refining margin 541$ 1,547$ 1,376$ 623$ 694$ 157$ 256$ 199$ 91$ 703$ Dividend by: total throughput barrels 76 75 76 72 66 16 20 20 19 75 Adjusted refining margin per throughput barrel 7.12$ 20.65$ 18.11$ 8.67$ 10.45$ 9.95$ 12.87$ 9.92$ 4.72$ 9.39$ Petroleum Segment Direct Operating Expenses per Throughput Barrel ($ in Millions) 2021 2022 2023 2024 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 TTM Direct operating expenses 369$ 426$ 406$ 421 415 102 113 108 118 441 Divided by: total throughput (mm bbls) 76 75 76 72 66 16 20 20 19 75 Direct operating expenses per total throughput barrel 4.83$ 5.68$ 5.34$ 5.86$ 6.25$ 6.45$ 5.69$ 5.40$ 6.10$ 5.89$

Non-GAAP Financial Measures 19 ($ in Millions) CVR Partners, LP 2021 2022 2023 2024 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 TTM Net Income (loss) 78$ 287$ 172$ 61$ 99$ 39$ 43$ (10)$ 50$ 122$ Add: Interest expense and other financing costs, net of interest income 61 34 29 30 30 7 8 7 8 30 Add: Depreciation and amortization 74 82 80 88 82 21 20 23 20 84 EBITDA and Adjusted EBITDA 213$ 403$ 281$ 179$ 211$ 67$ 71$ 20$ 78$ 236$

2025 & 2026 Est. Capital Expenditures 20 ($ in millions) Growth Total Low High Low High Low High Petroleum 96$ 39$ 135$ 80$ 90$ 50$ 55$ 130$ 145$ Nitrogen Fertilizer 35 22 57 35 45 25 30 60 75 Other 3 2 5 10 15 - 5 10 20 Total 134$ 63$ 197$ 125$ 150$ 75$ 90$ 200$ 240$ 2025 Actual 2026 Estimate Maintenance Maintenance Growth Total

CVR Energy, Inc. NYSE: CVI Icahn Enterprises L.P. & Affiliates Public CVR GP, LLC CVR Partners, LP NYSE: UAN Nitrogen Fertilizer Segment Subsidiaries Petroleum Segment Subsidiaries Public 60.6 % N-E GP Interest • Non-Economic General Partner Interest (“N-E GP Interest”) • All ownership percentages are 100% unless otherwise noted and may be indirect with intervening subsidiaries omitted for simplicity. 29.2% 70.8% 36.8 % JV: 45Q Entities Other Subsidiaries JV Entity: Enable South Central Pipeline, LLC 40% 50% 2.6 % Simplified Organizational Structure 21